Exhibit 10.27N

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

THIRTEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This THIRTEENTH AMENDMENT (this “Thirteenth Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this amendment is the date last signed below (the “Thirteenth Amendment Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #4131273) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Thirteenth Amendment. If the terms and conditions set forth in this Thirteenth Amendment conflict with the Agreement, the terms and conditions of this Thirteenth Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Thirteenth Amendment shall have the meaning set forth in the Agreement. Upon execution of this Thirteenth Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Thirteenth Amendment. Except as amended by this Thirteenth Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect.

WHEREAS, Customer and CSG previously executed that certain Ninth Amendment to the Agreement (CSG doc. no. [*****]) entered into effective as of [****** *], 2021 (the “Ninth Amendment”); and

WHEREAS, pursuant to the Ninth Amendment, the Parties added the [****** ******** *******] to the Agreement, which provides Customer the ability to access [******** ********* ****** in *** format and ********* **** in format for Customer’s ********* *********]*; and

WHEREAS, Customer now desires, and CSG agrees to provide, the ability for Customer to access similar [******** ********* **** through CSG’s ********* ******* ***]; and

WHERAS, the Parties desire to amend the Agreement to clarify the terms and conditions upon which Customer may use the [****** ******** ******* and CSG’s ********* ******* ***, to access Customer’s ********* **** in *** and ***] format.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, CSG and Customer agree to the following as of the Thirteenth Amendment Effective Date:

1.
Customer desires and CSG agrees to provide access to Customer’s subscriber [********* **** stored in *** and ***] format. As a result, Schedule F, Fees, Section III. Direct Solutions (Print and Mail Services), subsection X, entitled “[****** ********],” shall be amended and restated, as follows, and a new subsection XI, entitled “[********* ******* ***],” shall be added, as follows:

Exhibit 10.27N

Description of Item/Unit of Measure	Frequency	Fee
X. [****** ********]
A.
[***** (*) ****** (current ***** plus *** (*) prior ******) ********, **-**** *** *** access to Customer’s ********** ********* ****** (*** format per **** *****) and *** access to ********* **** (*** format per ***] record) (Note 24)
	[*******]	$[******]
XI. [********* ******* ***]
A. [***** **]	[*******]	[******]
B. [******** **********/***********] Fee
1. per [***** (***** *** (*) ******* *****] Note 25)	[*******]	[********]
2. Each additional [***** of *** (*) ******* *****] or portion thereof	[*******]	$[********]

Note 24: CSG shall archive [****** (**) **** of ********* ****** in *** format and ********* data in *** format for Customer’s subscriber ********** via ***’* ****** ******** *******]. The fee is [******** ******* based on the current *****’* **** ***** and *** ****** ******] ingested into the archival system. For example, and purposes of clarity, if the current [*****’* **** ***** and *** ****** ****** is **,***,***, the fee shall be $******** (********** * $*****]).

Note 25: Upon the Thirteenth Amendment Effective Date and continuing through the [****] of the Agreement, CSG will provide Customer [****** to retrieve *** format and ********* **** in *** format via ********* ******* ***]. Pricing for this [****** is based upon the number of ***** of *** ****** and *** ******* per *****]. The [***** *** (*) ******* pulls per ***** are included in the ****** ******** fee at ** **********] charge. Customer will be charged for each additional increment of [*** (*) ******* ***** or portion thereof once *** (*) ******* ***** in a ******* period is *********].

IN WITNESS WHEREOF the parties hereto have caused this Thirteenth Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: SVP Procurement	Title: SVP, General Counsel & Secretary
Date: 03-Dec-21____	Date: Nov 23, 2021